UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2019

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8222
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	AHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On July 29, 2019, A. H. Belo Corporation (the “Company”) announced its consolidated financial results for the three months ended June 30, 2019. A copy of the announcement press release is furnished with this report as Exhibit 99.1.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2019, the Company filed with the Securities and Exchange Commission a Form 8-K disclosing that Timothy M. Storer, 45, President of Belo + Company, will be departing the Company effective December 31, 2019.

On July 26, 2019, in connection with Mr. Storer’s departure, the Compensation Committee of the Board of Directors approved, and the Company entered into a letter agreement that amends Mr. Storer’s December 10, 2018 Employment Agreement. The letter agreement provides for Mr. Storer’s continued employment through December 31, 2019. During this period of time Mr. Storer will facilitate a transition of responsibilities.  Mr. Storer will continue to be compensated at his current annualized base salary of $461,250.  Provided Mr. Storer provides such transition assistance and remains employed by the Company through December 31, 2019, he will be entitled to receive a lump sum payment of (i) $100,000, which represents long-term incentive cash that vests on December 31, 2019 in accordance with its terms; (ii) a $150,000 cash incentive payment; and (iii) a payment of approximately $13,572, which equals six times the monthly COBRA premium applicable in 2020 under the A. H. Belo Health and Welfare Benefit Plan.  During his employment period, Mr. Storer will continue to be eligible, at his election, to participate in all employee benefit plans and programs generally available to other Company executives.

The foregoing summary of the letter agreement is not complete and is qualified in its entirety by reference to the Letter Amendment to Employment Agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference.  Mr. Storer’s Employment Agreement was previously filed with the Securities and Exchange Commission on December 11, 2018 as Exhibit 10.1 to the Company’s Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1  Letter Amendment effective July 17, 2019 by and between Timothy M. Storer and A. H. Belo Corporation

99.1	Press Release issued by A. H. Belo Corporation on July 29, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

A. H. BELO CORPORATION

Date:	July 29, 2019	By:	/s/ Katy Murray
Katy Murray
Senior Vice President/Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 10.1  Letter Amendment effective July 17, 2019 by and between Timothy M. Storer and A. H. Belo Corporation

Exhibit No. 99.1  Press Release issued by A. H. Belo Corporation on July 29, 2019